SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 18, 2001




                            Advance Financial Bancorp
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             (Exact name of Registrant as specified in its Charter)




       Delaware                          0-21885                55-0753533
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(State or other jurisdiction        (SEC File No.)        (IRS Employer
of incorporation)                                         Identification Number)




1015 Commerce Street, Wellsburg, West Virginia                      26070
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:            (304) 737-3531
                                                               --------------




                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

     On April 18, 2001, Advance Financial Bancorp and Ohio State Financial Services, Inc. ("OSFS") announced that they had entered into a definitive merger agreement. Pursuant to the merger agreement, OSFS will merge with and into Advance Financial Bancorp, with Advance Financial Bancorp as the survivor. The merger agreement is incorporated herein by reference to this report, as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

Exhibit 99   -    Agreement and Plan of Merger Between Advance Financial Bancorp
                  and Ohio State Financial Services, Inc.

Exhibit 99.1 -    Press  Release  Regarding  the  Announcement on April 18, 2001
                  of the Merger Between Advance Financial Bancorp and Ohio State
                  Financial Services, Inc. *

-----------------
* Incorporated by reference to the DEFA 14A filed with the SEC on April 18, 2001 pursuant to Rule 14(a)-12 of Regulation 14A.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Advance Financial Bancorp


Date:   April 19, 2001                 By: /s/ Stephen M. Gagliardi
     -------------------------             -------------------------------------
                                           Stephen M. Gagliardi
                                           President and Chief Executive Officer